                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                                August 7, 1995


                      ROBERTS PHARMACEUTICAL CORPORATION
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            (Exact name of registrant as specified in its charter)

    New Jersey                      1-10432                       22-2429994
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(State or other                 (Commission                   (IRS Employer
 jurisdiction                   File Number)                  Identification
of incorporation)                                                Number)


                              Meridian Center II
                            4 Industrial Way West
                          Eatontown, New Jersey 07724
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         (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code:  908-389-1182




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         (Former name or former address, if changed from last report)
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     Item 5.   Other Events
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               The Company announced the discontinuance of the operations of its Home Care Division and its Medical Products Division and that the Company plans to divest certain of its non-core prescription and non-prescription products including the products of Geriatric Pharmaceutical Corporation. The Company stated that it was engaging in a more focused utilization of resources to optimize growth.

               The Company further announced that it would seek buyers for its Home Care Division and its Medical Products Division as well as certain of its non-core prescription and non-prescription products.
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                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ROBERTS PHARMACEUTICAL CORPORATION
                                         ----------------------------------
                                                   (Registrant)



Date:  August 21, 1995                   By:   /s/ Anthony A. Rascio
                                             ------------------------------
                                             Anthony A. Rascio
                                             Vice President